UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 15, 2019

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2020	PLD/20A	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	Floating Rate Notes due 2020	PLD/20B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K/A is being filed for the purpose of reporting the amendment and restatement of the Agreement and Plan of Merger reported in the Current Report on Form 8-K filed by Prologis, Inc. and Prologis, L.P. on July 16, 2019. This Form 8-K/A amends the Current Report on Form 8-K filed by Prologis, Inc. and Prologis, L.P. on July 16, 2019.

Item 1.01. Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

As previously reported, on July 15, 2019, Prologis, L.P., a Delaware limited partnership (“Prologis”), Rockies Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Prologis (“Rockies Acquisition”), and Industrial Property Trust Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”). Pursuant to the terms of the Original Merger Agreement, the Company has elected to engage in an asset sale with Prologis and its affiliates, rather than a merger of Rockies Acquisition with and into the Company, and in connection with such election, as contemplated by the Original Merger Agreement, the parties have agreed to amend and restate the Original Merger Agreement in order to reflect the revised transaction structure. As a result, on August 20, 2019, Prologis, Rockies Acquisition and the Company entered into the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides for the sale of substantially all of the Company’s assets to Prologis through (i) two mergers (each a “Merger” and collectively the “Mergers”) of Rockies Acquisition or newly formed Delaware limited liability companies that are wholly owned subsidiaries of Prologis or an affiliate of Prologis (the “Merger Subs”) with and into newly formed, wholly owned subsidiaries of IPT Real Estate Holdco LLC, a Delaware limited liability company and indirect subsidiary of the Company (“IPT Holdco”) (and such newly formed subsidiaries, the “New Holdcos”), with each applicable New Holdco surviving each Merger as a wholly owned subsidiary of Prologis or an affiliate of Prologis upon the terms and subject to the conditions set forth in the Merger Agreement, and (ii) the sale (each, an “Asset Transfer” and together with the Mergers, the “Asset Sale”) by IPT Holdco of up to ten to-be-formed Delaware limited liability companies that are wholly owned subsidiaries of IPT Holdco (each, an “Asset Sale Holdco,” and together with the New Holdcos, the “Sale Holdcos” and each, a “Sale Holdco”) to Prologis or an affiliate of Prologis (including a “qualified intermediary” or “exchange accommodation titleholder” that is acting on behalf of an affiliate of Prologis).

Prior to the closing of the Asset Sale and pursuant to the terms of the Merger Agreement, the Company will cause IPT Holdco to contribute to each Sale Holdco, as may be directed by Prologis in accordance with the terms of the Merger Agreement, all of the equity interests in the subsidiaries of the Company that are wholly owned by IPT Holdco other than the entities (collectively, the “BTC Entities”) that hold the Company’s limited partnership and general partnership interests in the Company’s two unconsolidated joint venture partnerships—Build-To-Core Industrial Partnership I LP and Build-To-Core Industrial Partnership II LP (the “BTC Partnerships”). Pursuant to the terms of the Merger Agreement, the Company has the right but not the obligation, to sell or otherwise transfer, or cause to be sold or otherwise transferred, all of the equity interests or other ownership interests owned, directly or indirectly, by the Company in the BTC Entities or the BTC Partnerships prior to the closing of the Asset Sale (a “BTC Sale Transaction”).

The Merger Agreement provides that the closing of the Asset Sale (the “Closing”) will take place no later than the third business day following the date on which the last of the conditions to closing the Asset Sale have been satisfied or validly waived by the party entitled to the benefit of such condition (other than conditions that by their terms are to be satisfied or waived at the closing of the Asset Sale, but subject to the satisfaction or valid waiver of such conditions), unless such date is extended by mutual agreement of the Parties; provided that in no event shall the Closing occur earlier than January 8, 2020, unless otherwise agreed by the Company and Parent (such actual date of Closing, the “Closing Date”). If the Asset Sale is not consummated on or before February 28, 2020, the Merger Agreement may be terminated, and the Asset Sale may be abandoned, by either Prologis or the Company (so long as the failure to consummate the Asset Sale by such date was not caused by the terminating party's failure to comply with any provision of the Merger Agreement).

Pursuant to the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, at the effective time of the Asset Sale, Prologis shall pay, or shall cause an affiliate of Prologis to pay, to IPT Holdco aggregate consideration equal to (A) $2,371,500,000 minus (B) the aggregate amount actually drawn by the Company’s operating partnership under the revolving credit facility plus (C) the aggregate amount of out-of-pocket costs paid or incurred by the Company and the Company’s subsidiaries in connection with (x) the formation of more than one (1) New Holdco entity and engaging in more than one (1) contribution transaction and (y) engaging in more than one (1) Merger and the Asset Transfers, plus (D) the payoff amount as of the Closing Date of all indebtedness of the Company, the Company’s operating partnership, and any other subsidiary of the Company that is not acquired by Prologis in the Asset Sale, plus (E) the amount of all expenses paid or incurred by the Company and the Company’s subsidiaries in connection with the Asset Sale and other transactions contemplated by the Original Merger Agreement or the Merger Agreement that would have been payable by or borne by the Company or any Company subsidiary if the Company was merged with Rockies Acquisition (including the amount of any expenses that were incurred as a result of amending and restating the Original Merger Agreement and transaction costs payable by the Company or any of its subsidiaries to certain persons and entities), minus (F) the Closing Net Working Capital Amount (as defined in the Merger Agreement) (which amount may be negative, in which case the absolute value of the Closing Net Working Capital Amount shall be added) (such amount, the “Merger Consideration”).

As a result of the Asset Sale, the Company will continue to exist and its only assets will be its interests in the BTC Partnerships.

The Company and Prologis each have made certain customary representations and warranties in the Merger Agreement, which have been revised from the representations and warranties set forth in the Original Merger Agreement in certain circumstances to solely apply to the Company’s subsidiaries that will be acquired by Prologis or its affiliates in the Asset Sale. Additionally, the operating covenants with respect to the conduct of business of the Company and its subsidiaries prior to the Closing set forth in the Merger Agreement have been revised in certain circumstances from the operating covenants set forth in the Original Merger Agreement to solely apply to the Company’s subsidiaries that will be acquired by Prologis or its affiliates in the Asset Sale, and certain operating covenants have been revised to exclude certain exceptions during the period following the approval of the Asset Sale by the Company's stockholders to the Closing.

The Merger Agreement continues to (i) include covenants prohibiting the Company and its subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions, and (ii) prior to the approval of the Asset Sale by the Company’s stockholders, permit the Company’s board of directors, in certain circumstances, to adopt, approve or declare advisable certain alternative business combination transactions or take similar actions in accordance with its obligations under applicable law, subject to complying with specified notice and other conditions set forth in the Merger Agreement, including the payment of a termination fee.

Except as noted herein, there have been no other material changes to the terms of the Original Merger Agreement as disclosed on the Company’s Form 8-K filed on July 15, 2019.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about Prologis, the Merger Subs or the Company. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, in the case of the Company, are modified or qualified by information in a confidential disclosure letter provided by the Company to Prologis in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Prologis or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

FORWARD-LOOKING STATEMENTS

The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and the Company operate as well as beliefs and assumptions of management of Prologis and management of the Company. Such statements involve uncertainties that could significantly impact financial results of Prologis or the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or the Company expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis and the Company operate, debt, capital structure and financial position, Prologis’s ability to form new co-investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic and political climates; (ii) changes in global financial markets, interest rates and foreign currency exchange rates; (iii) increased or unanticipated competition for our properties; (iv) risks associated with acquisitions, dispositions and development of properties; (v) maintenance of REIT status, tax structuring and changes in income tax laws and rates; (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings; (vii) risks related to our investments in our co-investment ventures, including our ability to establish new co-investment ventures; (viii) risks of doing business internationally, including currency risks; (ix) environmental uncertainties, including risks of natural disasters; (x) risks associated with achieving expected revenue synergies or cost savings; (xi) risks associated it the ability to consummate the merger and the timing of the closing of the merger and (xii) those additional risks and factors discussed in the reports filed with the Securities and Exchange Commission (“SEC”) by Prologis and the Company from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Prologis nor the Company undertakes any duty to update any forward-looking statements appearing in this document except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description	Method of Filing

2.1	Agreement and Plan of Merger, dated as of July 15, 2019, among Industrial Property Trust Inc., Prologis, L.P. and Rockies Acquisition LLC.*	Previously filed
2.2	Amended and Restated Agreement and Plan of Merger, dated as of August 20, 2019, among Industrial Property Trust Inc., Prologis, L.P. and Rockies Acquisition LLC.*	Filed herewith

*	Prologis has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

EXHIBIT INDEX

Number	Description	Method of Filing

2.1	Agreement and Plan of Merger, dated as of July 15, 2019, among Industrial Property Trust Inc., Prologis, L.P. and Rockies Acquisition LLC.*	Previously filed
2.2	Amended and Restated Agreement and Plan of Merger, dated as of August 20, 2019, among Industrial Property Trust Inc., Prologis, L.P. and Rockies Acquisition LLC.*	Filed herewith

*	Prologis has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

DATE: August 22, 2019	By:	/s/ Michael T. Blair
Michael T. Blair
Managing Director, Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

DATE: August 22, 2019	By:	/s/ Michael T. Blair
Michael T. Blair
Managing Director, Deputy General Counsel